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                                                                    Exhibit 23.4

                       Consent of Independent Accountants

   We hereby consent to the use in this Amendment No. 1 to Registration Statement No. 333-50906 of Curis, Inc. on Form S-1, of our report dated February 15, 2000, relating to the financial statements of Ontogeny, Inc., which appears in such Registration Statement. We also consent to the reference to us under the headings "Experts" in such registration statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 19, 2000